UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2007

Southern Michigan Bancorp, Inc.
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-49772 (Commission File Number)	38-2407501 (IRS Employer Identification No.)

51 West Pearl Street P.O. Box 309 Coldwater, Michigan (Address of Principal Executive Offices)	49036-1995 (Zip Code)

Registrant's telephone number, including area code:  (517) 279-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

          On December 3, 2007, Southern Michigan Bancorp, Inc. ("Southern") issued a press release announcing that Southern has completed its previously announced acquisition of FNB Financial Corporation.

          Southern intends to file an additional report on Form 8-K within four business days of this report that will provide additional details about the acquisition.

          A copy of the press release is attached to this report as Exhibit 99.1 and is here incorporated by reference. This report and the Exhibit are furnished to, and not filed with, the Commission.

Item 9.01.	Financial Statements and Exhibits.

	(d)	Exhibits:

	99.1	Press Release dated December 3, 2007. This Exhibit is furnished to, and not filed with, the Commission.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2007	SOUTHERN MICHIGAN BANCORP, INC. (Registrant)

	By:	/s/ Danice L. Chartrand
Danice L. Chartrand Senior Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release, dated December 3, 2007. This Exhibit is furnished to, and not filed with, the Commission.